UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. ______)

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☐	Soliciting Material under §240.14a-12

Cosmos Health Inc.
(Name of Registrant as Specified In Its Charter)

____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cosmos Health Inc.

5 Agiou Georgiou Street

Thessaloniki, Greece 55438

May 22, 2026

Dear Cosmos Health Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Cosmos Health Inc. (the “Company”) which will be held on July 15, 2026 at 9:00 A.M. (Central Time) at the Company’s headquarters, 141 West Jackson Boulevard, Suite 4236, Chicago, IL 60604. You will be able to attend the meeting, vote and submit your questions at such meeting.

Details regarding admission to the meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials you will receive via electronic mail and in this Proxy Statement. We have also made available a copy of our 2025 Annual Report on Form 10-K to Stockholders (the “Annual Report”) with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information and believe that providing our proxy materials over the internet increases the ability of our stockholders to connect with the information they need. If you want more information, please visit the Annual Stockholders Meeting section of our website at www.cosmoshealthinc.com.

Details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2026 Annual Meeting of Stockholders and Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote over the internet or at the Annual Meeting, or you also may vote by mailing a proxy card. Please review the instructions on the proxy card regarding your voting options.

Cordially,

/s/ Grigorios Siokas
Grigorios Siokas
Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the Annual Meeting, whether or not you plan to attend the meeting, please vote your shares as promptly as possible over the internet by following the instructions on your proxy card. Your vote is very important. Your participation will help to ensure the presence of a quorum at the Annual Meeting and save the Company the extra expense associated with additional solicitation. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received via electronic mail or your enclosed proxy card.

If you hold your shares through a broker, bank or other nominee, your broker, bank or other nominee is not permitted to vote on your behalf in the election of directors (Proposal 1), the approval of the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), the approval of the Company’s 2026 equity incentive plan (Proposal 3) and the approval of designation and issuance of Series B Preferred Stock (Proposal 4), unless you provide specific instructions to your broker, bank or other nominee by completing and returning any voting instruction form that your broker, bank or other nominee provides or following instructions that allow you to vote your broker-held shares via the internet. Voting your shares in advance will not prevent you from attending the Annual Meeting, revoking your earlier submitted proxy or voting your shares during the Annual Meeting.

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Cosmos Health Inc.

5 Agiou Georgiou Street

Thessaloniki, Greece 55438

RELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED MAY 22, 2026

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 15, 2026

To the Stockholders of Cosmos Health Inc.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Cosmos Health Inc. (the “Company”) will be held on July 15, 2026, at 9:00 A.M. (Central Time) at the Company’s U.S. headquarters, 141 West Jackson Boulevard, Suite 4236, Chicago, IL 60604.

1.	To elect six directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified (Proposal 1);
2.	To ratify the appointment of the Company’s independent registered public accounting firm (Proposal 2);
3.	To approve the Company’s 2026 equity incentive plan (Proposal 3);
4.	To approve designation and issuance of Series B Preferred Stock (Proposal 4).

Only stockholders of record at the close of business on May 19, 2026 are entitled to receive the notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

If your shares are registered in your name with Issuer Direct, the Company’s transfer agent for this meeting, and you wish to attend the meeting, go to www.issuerdirect.com.

If your shares are registered in the name of your broker, bank or other nominee, you are a “beneficial owner” of the shares. Beneficial owners of shares who wish to attend the Annual Meeting must obtain a valid legal proxy by contacting your account representative at the bank, broker, or other nominee that holds your shares and then register in advance to attend the Annual Meeting. After obtaining a valid legal proxy from your broker, bank or other nominee, to then register to attend the Annual Meeting, you must submit a copy of your legal proxy reflecting the number of your shares along with your name and e-mail address to Issuer Direct Corporation. Request for registration should be directed to proxy@issuerdirect.com, or to facsimile number (202) 521-3464. Written requests can be mailed to: Issuer Direct Corporation, Attn: James Michael, One Glenwood Avenue, Suite 1001, Raleigh, North Carolina 27603. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. (Central Time) on July 1, 2026.

Your Board of Directors believes that the election of the nominees specified in the accompanying Proxy Statement as directors at the Annual Meeting is in the best interest of the Company and its stockholders and accordingly, unanimously recommends a vote “FOR” such nominees. The Board of Directors also recommends that you vote “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm  “FOR” the approval of the Company’s, and “FOR” approval of designation and issuance of Series B Preferred Stock.

By Order of the Board of Directors,

May 22, 2026	/s/ Grigorios Siokas
Grigorios Siokas
Chief Executive Officer

 IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and our 2025 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for fiscal year ended December 31, 2025, will be available at www.cosmoshealthinc.com.

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED MAY 22, 2026

COSMOS HEALTH INC.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT THE COMPANY’S U.S. HEADQUARTERS,

141 WEST JACKSON BOULEVARD, SUITE 4236, CHICAGO, IL 60604

JULY 15, 2026

GENERAL INFORMATION

Our Board of Directors (the “Board”) solicits your proxy on our behalf for the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Cosmos Health Inc. and at any postponement or adjournment of the Annual Meeting for the purposes set forth in this Proxy Statement and the accompanying Notice of 2026 Annual Meeting of Stockholders (the “Notice”). The Annual Meeting will be held at 9:00 A.M. (Central Time) on July 15, 2026. You will be able to attend the Annual Meeting, vote and submit your questions at the Annual Meeting.

In this Proxy Statement the terms “Cosmos Health”, the “Company”, “we”, “us”, and “our” refer to Cosmos Health Inc. The address and telephone number of our principal executive offices is Cosmos Health Inc., 5 Agiou Georgiou Street, Thessaloniki, Greece 55438, telephone: (312) 536-3102. This Proxy Statement, the accompanying proxy card and our 2025 Annual Report on Form 10-K and the Notice of Internet Availability will be first sent on or about June 1, 2026, to all stockholders of record as of May 19, 2026 and will be available online at www.cosmoshealthinc.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 15, 2026:

This Proxy Statement and the Company’s 2025 Annual Report on Form 10-K are being mailed electronically to stockholders of record as of the close of business on May 19, 2026, and will also be available for review on the internet at http://www.cosmoshealthinc.com.

Record Date	Only stockholders of record of the Company’s common stock at the close of business on May 19, 2026 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting.
Quorum

One-third in interest of the shares of Common Stock issued and outstanding entitled to vote on the Record Date must be present in person at the Annual Meeting or represented by proxy to constitute a quorum.

Votes withheld from any nominee, abstentions and “broker non-votes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum.

Shares Outstanding	As of May 19, 2026 (Record Date) there were 59,956,994 shares of Cosmos Health’s Common Stock issued and outstanding.
Shareholders of Record/ Beneficial Owners

If your shares are registered directly in your name with Issuer Direct, the Company’s transfer agent, you are a shareholder of record with respect to those shares. If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name”. As a beneficial owner, you have the right to instruct your brokerage firm, bank or other nominee how to vote your shares. Most individual shareholders are beneficial owners of shares held in “street name”.

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Voting

Each share of Cosmos Health’ common stock has one vote on each matter. Only shareholders of record as of the close of business on the Record Date May 19, 2026) are entitled to vote at the Annual Meeting.

There are three ways a stockholder of record can vote:

(1) By Internet: you may vote over the internet by following the instructions. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you will receive via electronic mail or your enclosed proxy card;

(2) By Mail: you may complete, sign and return the accompanying proxy card, in the postage-paid envelope provided; and

(3) In Person: if you are a stockholder of record as of the Record Date, you may vote at the Annual Meeting at the Company’s U.S. headquarters at 141 West Jackson Boulevard, Suite 4236, Chicago, IL 60604. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting, revoking their earlier submitted proxy, and voting.

If your shares are registered in the name of your broker, bank or other nominee, you are a “beneficial owner” of the shares. Beneficial owners of shares who wish to attend the Annual Meeting must obtain a valid legal proxy by contacting your account representative at the bank, broker, or other nominee that holds your shares and then register in advance to attend the Annual Meeting. After obtaining a valid legal proxy from your broker, bank or other nominee, to then register to attend the Annual Meeting, you must submit a copy of your legal proxy reflecting the number of your shares along with your name and e-mail address to Issuer Direct. Request for registration should be directed to proxy@issuerdirect.com or to facsimile number 202-521-3464. Written requests can be mailed to: Issuer Direct Corporation, Attn: James Michael, 1 Glenwood Avenue, Suite 1001, Raleigh, NC 27603. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. (Central Time) on July 1, 2026. Legal proxies should be received no later than two (2) business days prior to the meeting date.

Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Revoking Your Proxy

Stockholders of record may revoke their proxies at any time before the voting is closed at the Annual Meeting. You may revoke your proxy by attending the Annual Meeting and voting, by filing an instrument in writing revoking your proxy or by filing another duly executed proxy bearing a later date with our Secretary before the vote is closed at the Annual Meeting, or by voting again using the internet before the cutoff time (your latest Internet proxy is the one that will be counted). If you hold shares through a bank, broker or other nominee, you may revoke any prior instructions by contacting that organization.

Votes Required to Adopt Proposals and Abstentions and Broker Non-Votes

The table below summarizes the votes required for approval of each matter to be brought before the Annual Meeting, as well as the treatment of abstentions and broker non-votes. If you sign and return a proxy but do not specify how you want your shares voted, your shares will be voted FOR the director nominees and FOR the other proposal listed below:

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Proposal	Vote Required for Approval of Each Item	Abstentions	Broker Non-Votes
(1) Election of Directors

Each director shall be elected by a plurality of the votes (greatest number of votes FOR) of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

		No effect on this proposal	No effect on this proposal
(2) Ratify the appointment of the Company’s independent registered public accounting firm	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	No effect on this proposal
(3) Approve the Company’s 2026 equity incentive plan	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	No effect on this proposal
(4) Approve designation and issuance of Series B Preferred Stock	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	No effect on this proposal

Effect of Not Casting Your Vote

If you are a beneficial owner and hold your shares in street name and want your shares to count in the election of directors (Proposal 1),the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), the approval of the Company’s 2026 equity incentive plan (Proposal 3) and the approval of designation of and issuance of Series B Preferred Stock (Proposal 4), you will need to instruct your broker, bank or other nominee how you want your shares voted. If you hold your shares in street name and you do not instruct your brokerage firm, bank or other nominee how to vote in the election of directors (Proposal 1), the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), the approval of the Company’s 2026 equity incentive plan (Proposal 3 and the approval of designation and issuance of Series B Preferred Stock (Proposal 4) , no vote will be cast on your behalf on any of these proposals for which you did not provide voting instructions.

If you are a shareholder of record and do not return your proxy or attend the Annual Meeting, your shares will not be considered present at the Annual Meeting for voting purposes or determining whether we have a quorum and no vote will be cast for your shares at the Annual Meeting.

Effect of Abstentions and Broker Non-Votes

Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters.

Voting Instructions

If you complete and submit your proxy voting instructions, the persons appointed by the Board as proxies (the persons named in the proxy card) will vote your shares as instructed. If you submit your proxy card but do not direct how your shares should be voted on each item, the persons named as proxies by the Board will vote FOR the election of the nominees for directors named in this proxy statement, FOR the ratification of the appointment of the Company’s independent registered public accounting firm FOR  the approval of the Company’s 2026 equity incentive plan. and FOR the approval of designation and issuance of Series B Preferred Stock. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting, or any postponement or adjournment thereof, in accordance with their best judgment, although the Board is not aware of any other matters other than those set forth in the Proxy Statement that will be presented for voting at the Annual Meeting.

Tabulating the Vote	Votes will be counted and certified by one or more Inspectors of Election who are expected to be an employee of Issuer Direct, the transfer agent for the Company’s common stock.
Voting Results

We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Solicitation/Costs

We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Bylaws provide that at each annual meeting of stockholders, directors shall be elected to hold office until the expiration of the term for which they are elected, and until their respective successors are duly elected and qualified or until the director’s earlier resignation or removal. The Company’s Board of Directors has fixed the number of members of the Board of Directors at six members.

At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the six persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below is unable to serve (or for whatever reason declines to serve) at the time of the Annual Meeting, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. All of the persons named below are presently members of the Company’s Board of Directors and have indicated to the Board of Directors of the Company that they will be available to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following table sets forth the name and age of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company. Also included below the table is information each director has given us about all positions he or she holds, the director’s principal occupation and business experience for at least the past five years, and the names of other publicly held companies of which he or she currently serves as a director or has served as a director during at least the past five years. In addition to the information presented below regarding each director’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Cosmos Health and our Board.

NAME	AGE	POSITION	DIRECTOR SINCE

Grigorios Siokas	60	Chief Executive Officer and Director	February 2016
Demetrios G. Demetriades	58	Director, Secretary and Audit Committee Member	January 2014
John J. Hoidas	59	Director and Audit Committee Member	November 2016
Dr. Anastasios Aslidis	65	Director and Audit Committee Member	April 2022
Theodoros C. Karkantzos	38	Director	September 2025
Suhel Bhutawala	47	Director	September 2023

Grigorios Siokas joined us as CEO, CFO and Director on February 26, 2016. He relinquished his position as acting CFO on November 11, 2020. He has over [15] years’ experience in the pharmaceutical industry. Since 2014, he has served as the CEO and Operations Manager of SkyPharm SA a wholly-owned subsidiary of the Company. SkyPharm SA is a pharmaceutical company located in Greece that mainly exports medicines from Greece to other European countries, such as Germany, England and Denmark. Prior to 2014, Mr. Siokas worked in a variety of sectors of the pharmaceutical industry mostly in the trading of medicines in Greece and other European countries. Additionally, since 2000 he has been a major shareholder in various pharmaceutical companies such as: Ippokratis Pharmaceuticals, (annual sales of over € 78 million); Thrakis Pharmaceuticals, (annual sales of over € 20 million); Thessalias Pharmaceuticals, (annual sales of over € 18 million); and ZED Pharma SA, (annual sales of over € 35 million). During the 1990s, Mr. Siokas founded and operated a marble wholesale import - export company in Germany. Within a period of two years he became the 4th biggest Greek marble importer in Germany. He also ran a Tour Operation with many different airlines, serving millions of customers. Grigorios Siokas has a Bachelor’s Degree in Geology from the Aristotle University of Thessaloniki, Greece. He received a Master’s in management and finance from the University of Stuttgart and the University of Tuebigen, Germany. We believe Mr. Siokas’ qualifications to serve on our Board of Directors include his significant pharmaceutical experience and operations expertise.

Demetrios G. Demetriades was elected as Member of the Company’s Board of Directors effective January 13, 2014. Since January 2003, Mr. Demetriades has been Director of Highlander Spring Trading Ltd, a trading company. From November 2000 to December 2002, he was Marketing Director of Eurolink Securities Ltd which was involved in trading in the Cyprus Stock Exchange. From January 1995 to November 2000, he was Supervising Officer of Laiki Factors Ltd a financing company. Mr. Demetriades will be compensated for his service from time-to-time as the Board of Directors will determine. He was also on the Audit Committee during the fiscal year 2021. We believe Mr. Demetriades’ qualifications to serve on our Board include his background of trading executive leadership and management experience.

John J. Hoidas was appointed a Member of the Company’s Board of Directors on November 18, 2016 and he became the fourth member of the Board of Directors of the Company. He is currently the senior vice president of Uhlmann Price Securities based in Chicago. Over the previous years he achieved to raise significant amounts of capital for late stage pre-IPO companies such as Organovo (“ONVO”), Invivo Therapeutics (“NVIV”) and Matinas BioPharma (“MTNB”) to name a few. He has served as a broker dealer to the following firms: Kingsbury Capital Investment Advisors, Kingsbury Capital LLC, Spencer Trask Ventures. He was also on the Audit Committee during the fiscal year 2021. We believe Mr. Hoidas’ qualifications to serve on our Board include his significant wealth management professionalism with extensive experience in the capital markets and specifically in the financing of pharmaceutical companies.

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Dr. Anastasios Aslidis was appointed a Member of the Company’s Board of Directors and as a Member of the Audit Committee of the Board of Directors on April 29, 2022. Dr. Aslidis is currently, and has been since May 5, 2018, the Chief Financial Officer and Treasurer and a member of the Board of Directors of EuroDry (Nasdaq: EDRY). He is also member of the Board of Directors, Treasurer and Chief Financial Officer of Euroseas since August, 2005. (Nasdaq: ESEA). Prior to joining Euroseas, Dr. Aslidis was a partner at Marsoft Inc., an international consulting firm focusing on investment and risk management in the maritime industry. Dr. Aslidis has more than 30 years of experience in the maritime industry. He also served as consultant to the Boards of Directors of companies (public and private) advising on strategy development, asset selection and investment timing. Dr. Aslidis holds a Ph.D. in Ocean Systems Management (1989) from the Massachusetts Institute of Technology, M.S. in Operations Research (1987) and M.S. in Ocean Systems Management (1984) also from the Massachusetts Institute of Technology, and a Diploma in Naval Architecture and Marine Engineering from the National Technical University of Athens (1983). We believe Dr. Aslidis’ qualifications to serve on our Board include his significant finance expertise and Board of Directors’ experience.

Theodoros C. Karkantzos was elected to serve on the Company’s Board of Directors at the Annual General Meeting held on September 30, 2025, replacing Manfred Ziegler. Mr. Karkantzos brings over 15 years of experience in investment and business development. He is the Co-Founder of Blue Dot Digital Agency, a global digital marketing and corporate communications firm, and is also a private investor with a focus on real estate, healthcare, equities, and hospitality sectors. His expertise spans finance, strategy, private equity, and asset management, developed through both entrepreneurial ventures and senior leadership roles across Europe.

Suhel Bhutawala was appointed a Member of the Company’s Board of Directors on September 18, 2023. Mr. Bhutawala has a background in chemistry. Mr. Bhutawala has been a managing director of Decahedron Ltd in Harlow, U.K., the company’s subsidiary, since April 2017. From May 2015 to March 2017, he was commercial manager, in relation to procurements, sales and Private Investigator (PI) team assistance, at Chemilines Ltd in London. From December 2009 to May 2015, Mr. Bhutawala served as pharmacy manager and buyer at Newlands Pharmacy in London.  From early 2005 to November 2009, he was senior pharmacy dispenser at Alliance Boots in London. Mr. Bhutawala received a Bachelor of Pharmacy from North Maharashtra University, India and a MSc in Pharmaceutical Analysis and Quality control, Regulatory Affairs from King’s college of London. We believe that Bhutalwala’s qualifications to serve on our Board include his extensive pharmaceutical experience and operations expertise.

CORPORATE GOVERNANCE

Director Independence

Our common stock is listed on the Nasdaq Capital Market under the symbol “COSM.” The following directors, John Hoidas, Dr. Anastasios Aslidis Theodoros C. Karkantzos   and Demetrios G. Demetriades, are considered independent board members as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in compliance with the standard of independence in Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Board Leadership Structure

Grigorios Siokas, our Chief Executive Officer, and Demetrios G. Demetriades, our Secretary, are officers who also serve on our Board of Directors. The Company does not have a lead independent director. All members of our Board of Directors are independent and all members of Board committees are independent. The Company believes its leadership is appropriate given the size of the Company, the majority of independent directors and the independent leadership of the committees of the Board.

Board Oversight of Risk

With respect to the oversight of the Company’s risk, the Company’s executive officers supervise the day-to-day risk management responsibilities and in turn report, when necessary, to the Audit Committee with respect to financial and operational risk and to the full Board with respect to risks associated with the Company’s overall strategy.

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Meetings of the Board of Directors and Audit Committee

During the year ended December 31, 2025, our Board held fifteen (15) meetings and acted by unanimous consent on thirteen (13) occasions.  All directors attended at least seventy-five (75%) percent of all meetings.

The Audit Committee held 1 meeting during the year ended December 31, 2025. During 2025, each of the Audit Committee’s members attended one hundred (100%) percent of the total number of meetings of the committee.

Our current policy strongly encourages that all of our directors attend all Board and committee meetings and our Annual Meeting of Stockholders, absent extenuating circumstances that would prevent their attendance.

Board Committees – Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee

Our Board of Directors currently has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.

Our Board of Directors has separately designated the Audit Committee’s members in accordance with Section 3(a)58(A) of the Securities Exchange Act of 1934, as amended, and Rule 4200(a)(15) of the NASDAQ Marketplace Rules, consisting of John Hoidas, Dr. Anastasios Aslidis and Demetrios G. Demetriades.

Messrs. Hoidas, Aslidis and Demetriades qualify as “independent” as independence for audit committee members is defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and Rule 4200(a)(15) of the NASDAQ Marketplace Rules. Dr. Anastasios Aslidis qualifies as an audit committee financial expert under applicable SEC rules.

The Audit Committee is appointed by our Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility with respect to, among other things, (1) the financial reporting and accounting processes of the Company, and (2) the financial statements audits of the Company. The Committee also prepares a written report to be included in the annual proxy statement of the Company pursuant to the applicable rules and regulations of the SEC.

Our Board of Directors has designated the Nominating and Corporate Governance Committee, consisting of Grigorios Siokas and Demetrios G. Demetriades. The Board has determined that Mr. Demetriades is an independent member pursuant to the definition of independence under Rule 5605(a)(2) of the Nasdaq Stock Market, based on an evaluation of the relationships between the Company and each of the members.

The purposes and powers of the Nominating and Corporate Governance Committee shall be to: (1) identify potential qualified nominees for director and recommend to the Board for nomination candidates for the Board, (2) develop the Company’s corporate governance guidelines and additional corporate governance policies, and (3) exercise such other powers and authority as are set forth in a charter of the Nominating and Corporate Governance Committee.

Our Board of Directors has designated the Compensation Committee, consisting of John J. Hoidas and Anastasios Aslidis.  The Board has determined that Messers. Hoidas and Aslidis are independent members and eligible to serve on the Compensation Committee, pursuant to the definition of independence under Rule 5605(a)(2) and based on evaluations and considerations conducted in accordance with Rule 5605(d)(2) of the Nasdaq Listing Rules. Additionally, the Board has determined that Messers. Hoidas and Aslidis are non-employee directors, pursuant to the definition thereof in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

The purposes and powers of the Compensation Committee shall be to: (1) review and approve the compensation of the executive officers of the Company and such other employees of the Company as are assigned thereto by the Board and to make recommendations to the Board with respect to standards for setting compensation levels, (2) administer the incentive compensation plans (including equity-based plans and non-equity based plans) of the Company, and (3) exercise such other powers and authority as are set forth in a charter of the Compensation Committee.

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Each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee has a charter, which are available on our website at: https://www.cosmoshealthinc.com/.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2025, the following persons each failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act in connection with the receipt of incentive shares granted on December 31, 2025 under the Company's 2024 Omnibus Incentive Plan: Grigorios Siokas in connection with one report concerning the receipt of 1,350,000 incentive shares; Georgios Terzis in connection with one report concerning the receipt of 490,000 incentive shares; Anastasios Aslidis in connection with one report concerning the receipt of 20,000 incentive shares; John J. Hoidas in connection with one report concerning the receipt of 15,000 incentive shares; Demetrios G. Demetriades in connection with one report concerning the receipt of 15,000 incentive shares; Theodoros Karkantzos in connection with one report concerning the receipt of 15,000 incentive shares; and Suhel Bhutawala in connection with one report concerning the receipt of 15,000 incentive shares. The required filings for the above transactions had not been made as of the date of this Annual Report and are expected to be filed on forms 5 in May 2026.

Anti-Hedging and Anti-Pledging Policies

The Company does not have any Anti-Hedging and Anti-Pledging Policies.

Code of Ethics

We have adopted a Code of Ethics that applies to our Financial Executives, which includes our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Copies of our Code of Ethics can be obtained, without charge, upon written request addressed to:

Cosmos Health Inc.

141 West Jackson Blvd., Suite 4236

Chicago IL 60604

Attention: Chief Financial Officer

Insider Trading Policies and Procedures

The Company has adopted its Insider Trading Policies and Procedures, which was filed as Exhibit 19.1 to the Company’s Annual report on Form 10-K, filed on April 15, 2026.

Stockholders Communications with the Board

The Board of Directors has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Cosmos Health Inc., c/o Corporate Secretary, 141 West Jackson Blvd. Suite 4236, Chicago IL 60604. Stockholders should identify their communication as being from a Cosmos Health’s stockholder. Our Corporate Secretary may require reasonable evidence that the communication or other submission is made by a Cosmos Health’s stockholder before transmitting the communication to our Board of Directors. Communications that are clearly of a marketing nature, or which are unduly hostile, threatening, illegal or similarly inappropriate will be discarded and, if warranted, subject to appropriate legal action.

11

COMPENSATION OF DIRECTORS

The table below summarizes all compensation awarded to, earned by, or paid to the independent members of our Board of Directors for the services rendered in all capacities to us for our fiscal year ended December 31, 2025.

Name	Earned or Paid in Cash Fees		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Anastasios Aslidis	$40,000	(1)	$9,960	(3)	-	-	-	-	$49,960
John Hoidas	$15,000	(2)	$7,470	(4)	-	-	-	-	$22,470
Demetrios G. Demetriades	$15,000	(2)	$7,470	(4)	-	-	-	-	$22,470
Theodoros C. Karkantzos	$15,000	(2)	$7,470	(4)	-	-	-	-	$22,470

(1)	Consists of a $30,000 Board of Directors participation fee and a $10,000 committee participation fee.
(2)	Consists of a $10,000 Board of Directors participation fee and a $5,000 committee participation fee.
(3)	Includes 20,000 shares awarded on December 31, 2025 as an incentive stock award pursuant to 2024 Omnibus Incentive Plan.
(4)	Includes 15,000 shares awarded on December 31, 2025 as an incentive stock award pursuant to 2024 Omnibus Incentive Plan.

In the future we may grant options to our directors to purchase shares of common stock as determined by our Board of Directors or a compensation committee that may be established. The Board of Directors may also review and determine the form and amount of directors’ compensation, including cash, equity based awards and other director compensation to maintain a transparent and readily understandable director compensation which ensures that the directors continue to receive fair and appropriate compensation for the time commitment required to discharge their duties for a company of our size.

On August 21, 2023, the Company held a Board of Directors meeting, whereas the Board of Directors had elected to adopt an Omnibus Equity Incentive Plan (the “2023 Plan”), that includes reserving a maximum of 2,500,000 shares of common stock eligible for issuance under the 2023 Plan to be registered on a Form S-8 Registration Statement with the SEC. The 2023 Plan is designed to enable the flexibility to grant equity awards to the Company’s officers, employees, non-employee directors and consultants and to ensure that it can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. The 2023 Plan was approved by the Company’s stockholders at the 2023 Annual Meeting of Stockholders held on September 18, 2023.

On September 16, 2024, the Company’s Board of Directors approved incentive stock awards for the Chief Executive Officer, the Chief Financial Officer, certain officers and directors, and other key employees of the Company pursuant to the 2023 Plan. The awards were granted in the form of restricted stock and vest in two installments, with 50% vesting on September 16, 2025 and the remaining 50% vesting on September 16, 2026. A total of 2,500,000 shares were granted under this program. The Company recorded share-based compensation expense of $366,644 for the year ended December 31, 2024, representing the amortization of the awards’ fair value from the grant date of September 16, 2024 through December 31, 2024. During the year ended December 31, 2025, the Company recorded additional share-based compensation expense of $1,262,500 related to these awards.

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On September 23, 2024, the Board adopted, subject to stockholder approval, the Cosmos Health Inc. 2024 Omnibus Equity Incentive Plan (the “2024 Plan”). The 2024 Plan is designed to enable the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. Subject to certain adjustments (as provided in Section 4.2 of the 2024 Plan) and exception (as provided in Section 5.6(b) of the 2024 Plan), the maximum number of shares reserved for issuance under the 2024 Plan (including incentive share options) is 3,500,000 shares. The 2024 Plan was approved by the Company’s stockholders at the Annual Meeting of Stockholders held on November 19, 2024.

On August 5, 2025, the Board adopted, subject to stockholder approval, the Cosmos Health Inc. 2025 Omnibus Equity Incentive Plan (the “2025 Plan”). The 2025 Plan is designed to enable the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. Subject to certain adjustments (as provided in Section 4.2 of the 2025 Plan) and exception (as provided in Section 5.6(b) of the 2025 Plan), the maximum number of shares reserved for issuance under the 2025 Plan (including incentive share options) is 6,000,000 shares. The 2025 Plan was approved by the Company’s stockholders at the Annual Meeting of Stockholders held on September 30, 2025.

On December 30, 2025, the Company’s Board of Directors approved incentive stock awards for the Chief Executive Officer, the Chief Financial Officer, certain officers and directors, and other key employees of the Company pursuant to the 2024 Plan. The awards were granted in the form of restricted stock and vest in two installments, with 50% vesting on December 31, 2026 and the remaining 50% vesting on December 31, 2027. A total of 2,350,000 shares were granted under this program. No share-based compensation expense related to these awards was recorded for the year ended December 31, 2025, as amortization of the grant-date fair value will commence on January 1, 2026.

EXECUTIVE OFFICERS

All officers serve at the direction of our Board of Directors. The Board elects our officers.

Our executive officers are Grigorios Siokas, our Chief Executive Officer, Nikolaos Bardakis, our Chief Operating Officer, and Georgios Terzis, our Chief Financial Officer. See the background of Grigorios Siokas on page [11] of this Proxy Statement. The backgrounds of Nikolaos Bardakis and Georgios Terzis, our executive officers who do not serve on our Board of Directors, are as follows:

Nikolaos Bardakis, age 56, was appointed as Chief Operating Officer on February 1, 2023, succeeding Mr. Pavlos Ignatiades. Mr Bardakis was, for more than 11 years, the National Sales Director for Servier Hellas, a multinational pharmaceutical company specializing in the areas of Cardiovascular, Central Nervous System and Metabolic diseases, where he led a cross functional client focused team comprised of Sales, Trade, Marketing and Business Development personnel, managing over 130 employees. He gained international exposure, participating in several boards and meetings focused on European level design and launch projects, pioneering in international operations. Mr. Bardakis received a BS in Finance from American College of Greece along with relevant studies in Natural Sciences.

Georgios Terzis, age 43, was elected Chief Financial Officer on November 11, 2020. Prior thereto, from January 1, 2017, he was employed by the Company as International Finance Manager. He has served as an Executive Consultant to several multinational advisory firms where, he achieved commitments of more than €50 million funding, financing and state incentives to a numerus investment in healthcare, logistics, RES and manufacturing industries. George holds an MBA from Alba Graduate Business school and a Bachelor’s Degree in Financial Management from University of Attica. He is certified as an independent valuator of companies and private investments by the European Commission.

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Executive Compensation

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers and directors for all services rendered in all capacities to us for our fiscal years ended December 31, 2025 and 2024.

SUMMARY COMPENSATION TABLE

							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	YE	($)	($)	($)	($)	($)	($)	($)	($)
Grigorios	2025	1,080,000	1,800,000	672,300	-	-	-	-	3,552,300
Siokas (1)	2024	1,080,000	400,000	1,424,100	-	-	-	-	2,904,100

Georgios	2025	148,235	200,000	244,020	-	-	-	-	592,255
Terzis (2)	2024	166,698	100,000	494,900	-	-	-	-	761,898

Nikolaos	2025	23,949	-	-	-	-	-	15,426	39,375
Bardakis (3)	2024	22,722	15,000	35,350	-	-	-	15,071	88,143

Suhel	2025	66,405	-	7,470	-	-	-	10,000	83,875
Bhutawala (4)	2024	84,357	-	25,250	-	-	-	10,000	119,607

(1)	Mr. Siokas became the Company’s Chief Executive Officer and Director of the Company in 2016.
(2)	Mr. Terzis became the Company’s Chief Financial Officer on November 11, 2020.
(3)	Nikolaos Bardakis was appointed as COO on February 1, 2023, succeeding Mr. Pavlos Ignatiades.
(4)

Suhel Bhutawala was elected to serve on the Board of Directors at the Company’s Annual General Meeting held on September 18, 2023 and is the Commercial Director of our subsidiary, Decahedron Ltd, since April 2017.

Narrative Disclosure to the Summary Compensation Table

There are no arrangements or plans in which we provide pension, retirement or similar benefits for executive officers.

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OUTSTANDING EQUITY AWARDS AT YEAR-END

Outstanding Equity Awards as of December 31, 2025

As of December 31, 2025, the Company had outstanding restricted stock unit (“RSU”) awards granted to certain directors and executive officers under its equity incentive plans. These awards include grants made in 2025 pursuant to the 2025 Omnibus Incentive Plan, as well as prior-year grants under the 2024 and 2023 Omnibus Incentive Plans that remained partially unvested. All shares were issued upfront with full legal ownership, including voting and dividend rights, but are subject to forfeiture if the holder does not satisfy the service-based vesting conditions specified in the grant agreements or if clawback provisions are triggered. Vesting of the awards occurs over the respective periods approved by the Board of Directors.

Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Grigorios Siokas	2,055,000	1,023,390	–	–
Georgios Terzis	735,000	366,030	–	–
Nikolaos Bardakis	17,500	8,715	–	–
Suhel Bhutawhala	27,500	13,695	–	–
John Hoidas	22,500	11,205	–	–
Anastasios Aslidis	30,000	14,940	–	–
Theodoros C. Karkantzos	15,000	7,470	–	–
Demetrios G. Demetriades	22,500	11,205	–	–

Omnibus Equity Incentive Plan

On August 21, 2023, the Company held a Board of Directors meeting, whereas, the Board of Directors had elected to adopt an Omnibus Equity Incentive Plan (the “2023 Plan”), that includes reserving a maximum of 2,500,000 shares of common stock eligible for issuance under the 2023 Plan, all of which have been issued to date in the form of restricted shares with certain vesting conditions. The 2023 Plan is designed to enable the flexibility to grant equity awards to the Company’s officers, employees, non-employee directors and consultants and to ensure that it can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. The 2023 Plan was approved by the Company’s stockholders at the 2023 Annual Meeting of Stockholders held on September 18, 2023.

On April 3, 2023, the Company approved incentive stock awards for its Chief Financial Officer, certain officers and directors, and other employees of the Company. The awards were granted in the form of restricted stock and vested in two installments, with 50% vesting on October 2, 2023 and the remaining 50% vesting on October 2, 2024. A total of 185,000 shares were granted under this program, and the Company recorded share-based compensation expense of $328,908 during the year ended December 31, 2024, representing the amortization of the awards’ fair value over the vesting period. No share-based compensation expense related to these awards was recorded during the year ended December 31, 2025, as the awards were fully vested and the associated compensation cost had been fully amortized by October 2024.

15

On August 21, 2023, the Board adopted, subject to stockholder approval, the Cosmos Health Inc. 2023 Omnibus Equity Incentive Plan (the “2023 Plan”). The 2023 Plan is designed to enable the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. Subject to certain adjustments (as provided in Section 4.2 of the 2023 Plan) and exception (as provided in Section 5.6(b) of the 2023 Plan), the maximum number of shares reserved for issuance under the 2023 Plan (including incentive share options) is 2,500,000 shares. The 2023 Plan was approved by the Company’s stockholders at the Annual Meeting of Stockholders held on September 18, 2023.

On September 16, 2024, the Company’s Board of Directors approved incentive stock awards for the Chief Executive Officer, the Chief Financial Officer, certain officers and directors, and other key employees of the Company pursuant to the 2023 Plan. The awards were granted in the form of restricted stock and vest in two installments, with 50% vesting on September 16, 2025 and the remaining 50% vesting on September 16, 2026. A total of 2,500,000 shares were granted under this program. The Company recorded share-based compensation expense of $366,644 for the year ended December 31, 2024, representing the amortization of the awards’ fair value from the grant date of September 16, 2024 through December 31, 2024. During the year ended December 31, 2025, the Company recorded additional share-based compensation expense of $1,262,500 related to these awards.

On September 23, 2024, the Board adopted, subject to stockholder approval, the Cosmos Health Inc. 2024 Omnibus Equity Incentive Plan (the “2024 Plan”). The 2024 Plan is designed to enable the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. Subject to certain adjustments (as provided in Section 4.2 of the 2024 Plan) and exception (as provided in Section 5.6(b) of the 2024 Plan), the maximum number of shares reserved for issuance under the 2024 Plan (including incentive share options) is 3,500,000 shares. The 2024 Plan was approved by the Company’s stockholders at the Annual Meeting of Stockholders held on November 19, 2024.

On August 5, 2025, the Board adopted, subject to stockholder approval, the Cosmos Health Inc. 2025 Omnibus Equity Incentive Plan (the “2025 Plan”). The 2025 Plan is designed to enable the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. Subject to certain adjustments (as provided in Section 4.2 of the 2025 Plan) and exception (as provided in Section 5.6(b) of the 2025 Plan), the maximum number of shares reserved for issuance under the 2025 Plan (including incentive share options) is 6,000,000 shares. The 2025 Plan was approved by the Company’s stockholders at the Annual Meeting of Stockholders held on September 30, 2025.

On December 30, 2025, the Company’s Board of Directors approved incentive stock awards for the Chief Executive Officer, the Chief Financial Officer, certain officers and directors, and other key employees of the Company pursuant to the 2024 Plan. The awards were granted in the form of restricted stock and vest in two installments, with 50% vesting on December 31, 2026 and the remaining 50% vesting on December 31, 2027. A total of 2,350,000 shares were granted under this program. No share-based compensation expense related to these awards was recorded for the year ended December 31, 2025, as amortization of the grant-date fair value will commence on January 1, 2026.

On May 19, 2026, the Company’s Board of Directors approved incentive stock awards for the Chief Executive Officer, the Chief Financial Officer, certain officers and directors, and other key employees of the Company pursuant to the 2024 and 2025 Plans. The awards were granted in the form of restricted stock and vest in two installments, with 50% vesting on May 19, 2027 and the remaining 50% vesting on May 19, 2028. A total of 4,115,000 shares were granted under this program.

Pay Versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The Board did not consider the pay versus performance disclosure below in making its pay decisions for the year shown. For the most recently completed fiscal year, as a smaller reporting company, the Company was exempt from providing peer group total shareholder return (TSR) and did not use any “financial performance measures” as defined Item 402(v) of Regulation S‑K to link compensation paid to the NEOs. Accordingly, we have omitted the tabular list of financial performance measures and the table below does not include a column for a “Company-Selected Measure” or “Peer Group TSR” as defined in Item 402(v) of Regulation S-K.

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As described in more detail above under “Compensation of Named Executive Officers,” the Company’s executive compensation program reflects a performance-driven compensation philosophy and the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Year(1)	Summary Compensation Table Total for PEO Grigorios Siokas (2)	Compensation Actually Paid to PEO Grigorios Siokas (3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”)(6)	Net Income (Loss) (in actuals, USD)(7)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2025	$3,552,300	$4,219,230	$631,630	$790,180	$18.94	(19,144,998)
2024	$2,904,100	$2,904,100	$850,042	$850,042	$14.67	(16,183,018)
2023	$2,880,000	$2,880,000	$483,291	$483,291	$30.92	(18,542,654)

(1)	We are a smaller reporting company pursuant to Rule 405 of the Securities Act, and as such, we are only required to include information for the past three fiscal years in this table.

(2)

The dollar amounts reported in column (b) are the amounts of total compensation reported for Grigorios Siokas (our CEO. The “Total” column of the Summary Compensation Table (“SCT”) refers to “Executive Compensation - Summary Compensation Table for Fiscal 2025 and 2024 herein.

(3)

The dollar amounts reported for Compensation Actually Paid (“CAP”) in column (c) reflects the total compensation reported in column (b) for the applicable year adjusted to include or exclude the amounts shown in the tables below for the Company's PEOs, as computed in accordance with Item 402(v) of Regulation S-K:

(4)

The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. Refer to “Executive Compensation - Summary Compensation Table for Fiscal 2025, and 2024” herein. The NEO (excluding our PEO) included for purposes of calculating the average amounts in each applicable year is Georgios Terzis (CFO) and Nikolaos Bardakis (COO).

(5)

The dollar amounts reported in column (e) reflect the average compensation reported in column (d) for the applicable year adjusted to include or exclude the amounts shown in the tables below for the Company's NEOs, as computed in accordance with Item 402(v) of Regulation S-K:

(6)

The Company did not pay any dividends on ordinary shares during the measurement period. Accordingly, cumulative TSR is calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(7)

The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year. The Company does not use net (loss) income as a performance measure in its executive compensation program.

(a)

Reconciliation of SCT to CAP – PEO Grigorios Siokas
		Equity Award Adjustments
		Deduct:	Add:
	Summary Compensation Table Total for PEO Grigorios Siokas	Value of Equity Awards Reported in Summary Compensation Table	Vesting Date Fair Value of Awards Granted and Vested During the Year	Total Equity Award Adjustments	Compensation Actually Paid to PEO Grigorios Siokas
Fiscal Year	($)	($) (a)	($) (b)	($) (b)	($)
2025	3,552,300	672,300	1,339,230	666,930	4,219,230
2024	2,904,100	1,424,100	1,424,100	$0.00	2,904,100
2023	2,880,000	$0.00	None vested or granted	$0.00	2,880,000

(a)

The amount in this column corresponds with the full grant date fair value, calculated in accordance with ASC 718, of “Stock Awards” for our PEO, Mr. Grigorios Siokas as reported in our Summary Compensation Table above.

(b)

The equity award adjustments were calculated in accordance with the SEC methodology for determining CAP for each year shown. The amounts in these columns were determined by reference to the closing price of our ordinary shares on the applicable vesting date.

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Reconciliation of Average Summary Compensation Table Total Compensation for Non-CEO NEOs to CAP
		Equity Award Adjustments
		Deduct:	Add:	Add/(Deduct):	Add:	Add/(Deduct):
	Average Summary Compensation Table Total for Non-CEO NEOs	Value of Equity Awards Reported in Summary Compensation Table	Year End Fair Value of Awards Granted During the Year which were Unvested at Year End	Year Over Year Change in Fair Value of Outstanding and Unvested Awards	Vesting Date Fair Value of Awards Granted and Vested During the Year	Change in Fair Value of Awards Granted in Prior Years which Vested During the Year	Total Equity Award Adjustments	Average Compensation Actually Paid to Non-CEO NEOs
Fiscal Year	($)	($) (a)	($) (b)	($) (b)	($) (b)	($) (b)	($)	($)
2025	631,630	244,020	244,020	(44,888)	248,325	(44,888)	158,550	790,180
2024	850,042	530,250	351,225	(179,025)	571,638	(152,763)	60,825	910,867
2023	483,291	388,300	77,550	(116,600)	388,300	0.00	(39,050)	444,871

(a)

The amount in this column corresponds with the full grant date fair value, calculated in accordance with ASC 718, of “Stock Awards” for our non-PEO NEOs as reported in our Summary Compensation Table above.

(b)

The equity award adjustments were calculated in accordance with the SEC methodology for determining CAP for each year shown. The amounts in these columns were determined by reference to the closing price of our ordinary shares on the applicable year end date and/or vesting date.

Compensation Actually Paid and Performance Measures

The charts below show, for the past three years, the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs as a group to (i) the Company’s cumulative TSR; and (ii) the Company's net loss.

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All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Principal Stockholders

The following table sets forth information regarding the beneficial ownership of our common stock as of May 19, 2026, for each of the following persons, after giving effect to the transaction under the Exchange Agreement:

all such directors and executive officers as a group; and each person who is known by us to own beneficially five percent or more of our common stock prior to the change of control transaction.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder’s name. The percentage of class beneficially owned set forth below is based on 59,956,994 shares of common stock issued and outstanding on May 19, 2026. We calculated beneficial ownership according to Rule 13d-3 of the Exchange Act as of that date. Shares of our Common Stock issuable upon exercise of options or warrants or conversion of Notes that are exercisable or convertible within sixty (60) days of 33,212,032, are included as beneficially owned by the holder, but not deemed outstanding for computing the percentage of any other Stockholder for Percentage of Common Stock Beneficially Owned Immediately. Beneficial ownership generally includes voting and dispositive power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole dispositive power with respect to all shares beneficially owned.

Name of Beneficial Owners of Common Stock (1)	Amount and Nature of Beneficial Ownership		% of Common Stock

Grigorios Siokas	13,274,297	(2)	21.88%
Georgios Terzis	2,067,263		3.45%
Nikolaos Bardakis	45,000		0.08%
Suhel Bhutawala	50,000		0.08%
John J. Hoidas	100,000		0.17%
Dr. Anastasios Aslidis	55,000		0.09%
Theodoros C. Karkantzos	20,000		0.03%
Demetrios G. Demetriades	65,000		0.11%

DIRECTORS AND OFFICERS
As a group (8 persons)	15,676,560		26.15%

5% SHAREHOLDERS	-		-
Andreas Bovopoulos (3)	4,143,007		6.91%

_____________________

*Less than one (1%) percent of issued and outstanding shares.

(1) Unless otherwise indicated, the address for each person is 141 West Jackson Boulevard, Suite 4236, Chicago, IL 60604.

(2)

Includes 12,561,914 issued shares; 212,383 shares issuable upon exercise of Exchange Warrants issued on October 2, 2022, pursuant to a Warrant Exchange Agreement dated as of October 3, 2022 and 500,000 shares issuable upon exercise of Series B Common Warrants exercisable at $3.00 per share. The exercise of the Exchange Warrants, Series A Common Warrants and Series B Common Warrants are all subject to the Beneficial Ownership Limitation.

(3)

Reported on Schedule 13G/A filed with the SEC on April 24, 2026, as amended. Mr. Bovopoulos’ address is 15413 Lone Hill Road, Los Gatos, CA 95032. He has sole voting and dispositive power of the shares.

Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five (5%) percent of our common stock.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Grigorios Siokas

Grigorios Siokas is the Company’s CEO and principal shareholder and is hence considered a related party to the Company.

From time to time, Grigorios Siokas loans the Company funds in the form of non-interest bearing, no-term loans.

As of December 31, 2025 and 2024, the outstanding principal balance of these loans amounted to $0 and $6,194, respectively, and was included in loans payable to related parties During the year ended December 31, 2025, the Company’s wholly owned subsidiary, SkyPharm S.A., repaid an aggregate amount of $781,394 to Mr. Siokas. This repayment was effected through a set-off against outstanding salary and bonus liabilities owed to him.

Dimitrios Goulielmos

Dimitris Goulielmos was the Company’s former CEO and a Director of the Company.

On November 21, 2014, the Company entered into an agreement with Dimitrios Goulielmos, as amended on November 4, 2016. Pursuant to the amendment, this loan has no maturity date and is non-interest bearing. As of December 31, 2024 and 2023, the Company had a principal balance of €10,200 ($11,971) and €10,200 ($10,558), respectively. The above balances are adjusted for the foreign currency rate as of the balance sheet date.

Doc Pharma

Doc Pharma S.A. is considered a related party to the Company due to the fact that the CEO of Doc Pharma is the son of Grigorios Siokas, the Company’s CEO and principal shareholder, who also served as a principal of Doc Pharma S.A. in the past.

As of December 31, 2025, and December 31, 2024, the Company had prepaid balances of $4,642,853 and $3,284,052, respectively, to Doc Pharma. The increase in the prepaid balance primarily reflects higher prepayments related to the increased demand for exports in the UAE and other related countries (refer to the “Distribution Agreements” section).

For the year ended December 31, 2025, approximately $3.9 million of the prepayment relates to purchases of inventory pursuant to the CMO agreement signed between the Company and Doc Pharma SA on October 10, 2020; $310,000 relates to the purchase of pharmaceutical and nutraceutical licenses under the May 17, 2021 Research and Development agreement (refer to the “Research and Development agreements” section); and the remaining $410,000 represents the current portion of the Royalty Agreement signed on December 31, 2024 (refer to the “Research and Development agreements” section). The non-current portion of the Royalty Agreement of $1,643,040 is included in “Other Assets – Related Party” in the Company’s Consolidated Balance Sheets as of December 31, 2025.

As of December 31, 2025 and December 31, 2024, the Company had an accounts payable balance to Doc Pharma of $671,148 and $249,768, respectively. The December 31, 2025 balance concerns a trade payable balance that our subsidiary wholesaler, Cosmofarm SA, owes to Doc Pharma SA, concerning purchases of certain pharmaceutical products.

Additionally, the Company had a receivable balance of $3,340,275 and $2,295,706 from Doc Pharma S.A. as of December 31, 2025, and December 31, 2024, respectively, which concerns trading receivables balances with the Company’s Greek and UK subsidiaries. As of December 31, 2025, a cumulative allowance for doubtful accounts of approximately $1.7 million has been recognized, effectively offsetting this balance.

On October 10, 2020, the Company entered into a contract manufacturer outsourcing (“CMO”) agreement with Doc Pharma whereby Doc Pharma is responsible for the development and manufacturing of pharmaceutical products and nutritional supplements according to the Company’s specifications based on strict pharmaceutical standards and good manufacturing practice (“GMP”) protocols as the National Organization for Medicines requires. The Company has the exclusive ownership rights for trading and distribution of its own branded nutritional supplements named “Sky Premium Life®”. The duration of the agreement is for five years, however, either party may terminate the agreement at any time giving six-month advance notice. Doc Pharma is exclusively responsible for supplying the raw materials and packaging required to manufacture the final product. However, they are not responsible for potential delays that may arise, concerning their import. Doc Pharma is also obligated to store the raw and packaging materials. The delivery of raw and packaging materials should be purchased at least 30 and 25 days, respectively, before the delivery date of the final product. The Manufacturer solely delivers the finished product to the Company. There is a minimum order quantity (“MoQ”) of 1,000 pieces per product code. Both parties have agreed that the Company will deposit 60% of the total cost upon agreement and assignment and 40% of the total cost including VAT charge upon the delivery date. The prices are indicative and are subject to amendments if the cost of the raw material or the production cost change.

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For the years ended December 31, 2025 and 2024, the Company has purchased €762,216 ($861,777) and €493,241 ($533,687), respectively, in inventory related to this agreement.

On May 17, 2021, Doc Pharma and the Company entered into a Research and Development (“R&D”) agreement under which Doc Pharma is responsible for the research, development, design, registration, copyrights, and licensing of 250 nutritional supplements under the brand Sky Premium Life®, intended for sale in Greece and internationally. The total project cost is €1,425,000 plus VAT and is structured in three phases: Design and Development (€725,000), Control and Product Manufacturing (€250,000), and Clinical Study and Research (€450,000). As of December 31, 2022, the Company had acquired 81 licenses for €554,500 ($593,204), representing 38.91% of the total project cost. During the year ended December 31, 2024, the Company acquired an additional 60 licenses for €710,000 ($734,921), while no additional Sky Premium Life® licenses were purchased during the year ended December 31, 2025. The agreement is scheduled to terminate on December 31, 2025 and is currently under review for a potential extension in both scope and duration.

On December 31, 2024, the Company signed an agreement with a related party, DocPharma SA (the “Licensor”), through which the Company obtained a royalty-bearing, exclusive worldwide license to actively commercialize the patents owned by the Licensor, through research and preclinical and clinical trials for the useful life of the patents, or for 20 years, whichever is longer. The patents, filed in 2016 and 2017 respectively, cover innovative treatments for cancer. The terms of the agreement include an initial payment of EUR 500,000 due by the end of 2025, followed by fixed annual payments of EUR 350,000 during the five-year Start-Up Term from 2025 to 2030. After the Start-Up Term, the Company will pay an 1.5% royalty on annual net sales of licensed products covered by an issued patent. Moreover, the Company retains an optional buy-out right for a total amount of EUR 7,500,000, which can be exercised with a 60 day-notice and a 60-day close period. The Company also has the right to sublicense the patents. For the 12-month period ended December 31, 2025, the Company incurred EUR 350,000 ($410,760) in royalties concerning this agreement, which were included in “Research and Development costs” in the Company’s Consolidated Statements of Operations and Comprehensive Loss.

On June 28, 2023, the Company approved the purchase of five proprietary and innovative branded pharmaceuticals with significant market presence and material profit contribution from Zakalia Ltd., the parent company of Doc Pharma, for €1,800,000 ($1,965,600). The transaction was settled on a non-cash basis through the reduction, of an equivalent amount, of prepaid expense balances the Company held with Doc Pharma. The purchased branded pharmaceuticals are presented in “Goodwill and intangible assets, net” on the accompanying consolidated balance sheets. During the year ended December 31, 2024, the Company recognized an impairment charge of $160,947 related to two licenses that are no longer expected to be commercialized. The impairment was recorded after management’s assessment determined that the recoverability of these assets was no longer supportable due to changes in market conditions and strategic priorities. This charge is included in “Other income (expense), net” within the Consolidated Statement of Operations. On December 29, 2023, the Company approved the purchase of additional 19 generic licenses from Doc Pharma, of a total value of €3,200,000 ($3,539,840). This transaction was also settled on a non-cash basis through the reduction, of an equivalent amount, of prepaid expense balances the Company held with Doc Pharma.

As of December 31, 2022, prepaid expenses due from Doc Pharma totaled €7,103,706 ($7,599,545), primarily reflecting prepayments made by SkyPharm S.A. under the CMO agreement in anticipation of expected sales of SPL products in 2023, particularly through Amazon channels in the UK, Singapore, Canada, and other markets. Since a significant portion of these prepayments was not expected to be realized within 12 months, the Company converted €4,000,000 ($4,279,200) of the prepaid balance into a loan to Doc Pharma. The 10-year loan, maturing December 1, 2032, bears a fixed interest rate of 5.5% payable monthly and is repayable in 120 equal installments of €33,333.33 ($35,660), with optional prepayment at any time without penalty. As of December 31, 2025 and 2024, the loan had a current portion of €1,092,844 ($1,282,561) and €500,000 ($517,550), and a non-current portion of €2,400,000 ($2,816,640) and €2,800,000 ($2,898,280), respectively, presented as “Loans receivable – related party” on the consolidated balance sheets. During 2025, the Company received no principal or interest payments but recognized €181,500 ($205,208) of interest income related to this loan.

During the year ended December 31, 2025, management assessed the recoverability of the outstanding loan balance in light of approximately 18 months of non-payment of both principal and interest. Given the prolonged arrears and the uncertainty surrounding the counterparty's ability to resume scheduled payments, the Company recorded a full allowance of $3,949,085 against the outstanding loan receivable — related party balance as of December 31, 2025. The difference between the allowance recorded in the income statement and the corresponding balance sheet amount reflects the use of different EUR/USD exchange rates — the average rate for the income statement and the closing rate for the balance sheet — with the offset recognized in accumulated other comprehensive income. This allowance is considered non-reversible absent a material change in circumstances and is presented within "General and administrative expenses" in the Consolidated Statements of Operations for the year ended December 31, 2025.

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Panagiotis Kozaris

Panagiotis Kozaris is considered a related party due to the fact that he is a former General operational manager and current employee of Cosmofarm S.A.

From time to time, the Company repurchases shares owned by Panagiotis Kozaris and records them as treasury shares. The Company makes advance payments to Panagiotis Kozaris for these shares and receives the shares upon execution of a cumulative stock purchase agreement (“SPA”). During the years ended December 31, 2025 and 2024, the Company made no additional payments to Panagiotis Kozaris, and no SPA covering these amounts had been executed as of December 31, 2025. As of December 31, 2025 and 2024, balances of $194,215 and $194,215, respectively, are included in “Prepaid Expenses and Other Current Assets – Related Party” in the accompanying consolidated balance sheets.

During the year ended December 31, 2025, given the prolonged period during which no SPA had been executed and the uncertainty surrounding the timing and completion of the share repurchase, management determined that the advance was no longer recoverable with sufficient certainty. Accordingly, the Company recorded a full allowance of $194,215 against the outstanding balance as of December 31, 2025, presented within "General and administrative expenses" in the Consolidated Statements of Operations. Should a cumulative SPA be executed in a subsequent period, the allowance will be reversed at that time to the extent the underlying advance is recovered through the receipt of shares.

Basotho Investment Limited

Basotho Investment Limited is considered a related party once Panagiotis Kozaris (former General operational manager and current employee of Cosmofarm S.A) is one of its directors.

On November 21, 2023, the Company issued 120,000 shares of common stock to Basotho Investment Limited for services rendered. The fair value of these shares for the period ended December 31, 2025 and 2024 was $0 and $113,300, respectively, which was included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations and Comprehensive Loss.

Maria Kozari

Maria Kozari is considered a related party to the Company due to the fact that she is the daughter of Panagiotis Kozaris, a former Operational General Manager and current employee of Cosmofarm S.A.

During 2021, the Company, through its subsidiary, Cosmofarm SA, commenced a partnership with a pharmacy called “Pharmacy & More”, owned by Maria Kozari. The transactions with the respective pharmacy were in Cosmofarm’s normal course of business, however, a more flexible credit policy was allowed as the pharmacy was new and needed to be established in the market. During the years ended December 31, 2025 and 2024 the Company’s net sales to Pharmacy & More amounted to $460,016 and $414,443 respectively. As of December 31, 2025 and 2024 the Company’s outstanding receivable balance due from the pharmacy amounted to $1,721,143 and $1,183,429, respectively, and are included in “Accounts receivable - related party”, on the accompanying consolidated balance sheets. As of December 31, 2025, a cumulative allowance for doubtful accounts of approximately $834,000 has been recognized, effectively offsetting this balance.

The Company plans to acquire Pharmacy & More within fiscal year 2026. Upon acquisition, the Company intends to offset the outstanding receivable balance with the corresponding purchase price and additionally plans to make Pharmacy & More the first shop-in-shop of its own branded line of nutraceutical products, Sky Premium Life® (SPL).

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Other Related Parties

Additionally, as of December 31, 2025, the Company had the following material balances with related parties, all classified within “Accounts payable and accrued expenses – related party” in the consolidated balance sheets:

•	$894,336 payable to Grigorios Siokas, Chief Executive Officer, relating to accrued but unpaid salaries and bonuses.

•	$420,000 payable to George Terzis, Chief Financial Officer, relating to accrued but unpaid salaries and bonuses; and

•	$14,218 payable to Nikolaos Bardakis, Chief Operating Officer, relating to accrued but unpaid salaries and bonuses

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee report is not “soliciting material” and has not been ”filed” with the SEC. This report will not be incorporated by reference into any of our future filings under the Securities Act of 1933 or the Exchange Act, except to the extent that we may specifically incorporate it by reference into a future filing.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management is responsible for the financial statements and the reporting process, including the internal control over financial reporting. The Company’s independent registered public accounting firm, RBSM LLP (“RBSM”), is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited financial statements with management and management’s evaluations of the Company’s system of internal controls over financial reporting contained in the 2025 Annual Report on Form 10-K.

As required by the standards of the Public Company Accounting Oversight Board (“PCAOB”), the Committee has discussed with RBSM: (i) the matters required to be discussed by the applicable requirements of the PCAOB and the SEC and (ii) the independence of RBSM from the Company and management. The Audit Committee received the written disclosures and the confirming letter from RBSM required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with RBSM its independence from the Company.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 which was filed with the SEC on April 15, 2026.

The Audit Committee – Dr. Anastasios Aslidis, John Hoidas and Demetrios G. Demetriades.

APPROVAL REQUIRED AND RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD. THE NOMINEES FOR DIRECTOR WHO RECEIVE THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING AND WERE VOTED WILL BE ELECTED.

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PROPOSAL 2

THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

On April 29, 2024, RBSM LLP (“RBSM”) was appointed by the Company’s Audit Committee as. On May 21, 2024, RBSM formally accepted its appointment.

RBSM served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2025 and 2024. The Audit Committee of the Board of Directors has reviewed and approved the services provided by RBSM, including audit and non-audit services, and has concluded that RBSM’s independence and qualifications meet the requirements of the Securities and Exchange Commission. Consequently, the Audit Committee of the Board has recommended that the Board selects, and the Board has selected RBSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee intends to reconsider the selection of RBSM as our independent registered public accounting firm.

RBSM has audited our financial statements for the fiscal year ended December 31, 2025. The following is a summary of fees paid or to be paid to RBSM for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by RBSM in connection with regulatory filings. The aggregate fees billed by RBSM for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2025 totaled $250,000. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We paid RBSM $148,026 in audit related fees during the year ended December 31, 2025.

Tax Fees. We did not pay RBSM for tax planning and tax advice for the years ended December 31, 2025.

All Other Fees. We did not pay RBSM for other services for the years ended December 31, 2025.

Our audit committee has determined that the services provided by RBSM are compatible with maintaining the independence of RBSM as our independent registered public accounting firm.

APPROVAL REQUIRED AND RECOMMENDATION

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Nevada law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to vote for this Proposal 2 at the Annual Meeting, present in person or by proxy, is required for approval of this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 3

APPROVAL OF THE COMPANY’S 2025 EQUITY INCENTIVE PLAN

Proposal

The Board believes that stock-based incentive awards play an important role in our success by encouraging and enabling our officers, employees, non-employee directors and consultants upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business to acquire or increase an equity interest in our company.

On May 15, 2026, the Board adopted, subject to stockholder approval, the Cosmos Health Inc. 2026 Omnibus Equity Incentive Plan (the “Plan”). The Plan is designed to enable the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. A copy of the Plan is attached as Exhibit A to this Proxy Statement and is incorporated herein by reference.

The Board believes that providing such persons with a direct stake in our company will have the effect of strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, assisting the Company and its Subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants, optimizing the profitability and growth of the Company and its Subsidiaries through incentives which are consistent with the Company’s goals, proving the grantees with an incentive for excellence in individual performance, promoting teamwork among employees, consultants and non-employee directors, attracting and retaining highly qualified persons to serve as non-employee directors and to promote ownership by such non-employee directors of a greater proprietary interest in the Company, thereby aligning their interests more closely with the interests of the Company’s shareholders.

Summary of Material Features of the Plan

The material features of the Plan are:

-

Subject to certain adjustments (as provided in Section 4.2 of the Plan) and exception (as provided in Section 5.6(b) of the Plan), the maximum number of shares reserved for issuance under the Plan (including incentive share options) is 10,000,000 shares;

-

The award of options (including non-qualified options and incentive share options), share appreciation rights, restricted shares, performance share units, performance shares, deferred shares, restricted share units, dividend equivalents, bonus shares or other share-based awards granted under the Plan is permitted;

-

if any shares subject to an award are withheld or applied as payment in connection with the exercise of an award or the withholding or payment of taxes related thereto, such Returned Shares (as defined in the Plan) will not be treated as available again for grant under the Plan. Moreover, the number of shares available for issuance under the Plan may not be increased through the Company’s purchase of shares on the open market with the proceeds obtained from the exercise of any options granted under the Plan. Upon exercise of a share appreciation right that is settled in shares of common stock, the number of shares underlying the award will not be treated as available again for issuance under the Plan;

-	Subject to certain exception as per Section 4.2 of the Plan, stock options and share appreciation rights will not be repriced without stockholder approval;

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Except for awards previously granted, the Board may alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s shareholders, except if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or the Board determines to submit such amendments or alterations to shareholders for approval; and

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The term of the Plan will expire, subject to the right of the Board to amend or terminate the Plan at any time (pursuant to Article 15 of the Plan), until the earlier of the tenth anniversary of the Plan’s effective date, or the date all shares subject to the Plan will have been purchased or acquired and the restrictions on all restricted shares granted under the Plan will have lapsed.

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Based solely on the $0.2553 closing price of our common stock as reported by the Nasdaq Capital Market on May 21, 2026 and the maximum number of shares that would have been available for awards as of such date under the Plan, the maximum aggregate market value of the common stock that could potentially be issued under the Plan is $2,553,000. The shares of common stock underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the Plan, will be added back to the shares of common stock available for issuance under the Plan. Shares tendered or held back upon exercise of a stock option or settlement of an award under the Plan to cover the exercise price or tax withholding and shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof, will not be added back to the shares of common stock available for issuance under the Plan. In addition, shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the Plan.

Summary of the Plan

The following description of certain features of the Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit A.

Administration. The Plan will be administered by the Compensation Committee. However, in the event that the Board determines that the Compensation Committee will not be the administrator of the Plan, the term “Committee” as used in the Plan will mean the committee of the Board designated to administer the Plan, or the full Board should the Board so designate.

The Committee may delegate to the CEO any or all of the authority of the Committee with respect to Awards to Grantees other than grantees who are executive officers, non-employee directors, or persons who are subject to Section 16 of the Exchange Act at the time any such delegated authority is exercised.

The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan.

Eligibility. Any individual who is an employee (including any officer) of, a non-employee consultant to, or a non-employee director of, the Company or any subsidiary is eligible to participate in the Plan, subject to the discretion of the administrator. However, with respect to the grant of an incentive share option, an eligible person is any employee (including any officer) of the Company or any subsidiary. An eligible participant also includes an individual who is expected to become an employee to, non-employee consultant of or non-employee director of the Company or any Subsidiary within a reasonable period of time after the grant of an Award (other than an incentive share option).

Share Options. The Plan permits the grant of options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code and non-qualified stock options. Any option designated as an incentive stock option may only be granted to employees of the Company and its subsidiaries; The exercise price of an option is determined in the sole discretion of the Committee but may not be less than 100% of the fair market value of a Company’s share on the grant date. If granted to a person possessing more than 10% of the total combined voting power of all classes of shares of the Company or any subsidiary, the exercise price may not be less than 110% of the Fair Market Value of a Share on its grant date. The term of each option may not be more than 10 years (five years if the grantee is a more than 10% owner) from its grant date, and shall be subject to earlier termination as provided herein or in the applicable award agreement. The option may not be assignable or transferable other than by will or the laws of descent and distribution, and may be exercised, during the grantee’s lifetime, only by the grantee; provided, however, that the grantee may, in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her options after the grantee’s death.

Additionally, to qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year (the “$100,000 Limit” pursuant to Section 422 of the Internal Revenue Code).

If options granted under the Plan fail to qualify as incentive stock options by failing to meet the foregoing requirements, or otherwise failing to meet the requirements of Section 422 of the Code, they will be treated, for all purposes of the plan, as non-qualified options.

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At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Share Option, or, otherwise, it may take any action necessary to prevent such option from being treated as an incentive share option.

Share Appreciation Rights. The Compensation Committee may award share appreciation rights, either alone or in addition to other awards granted under the plan, subject to such conditions and restrictions as the Compensation Committee may determine. The exercise price may not be less than 100% of the fair market value of the common stock on the date of grant of the share appreciation right. Upon the exercise of a share appreciation right, a grantee is entitled to receive an amount determined by multiplying the excess of the fair market value of a share on the date of exercise over the exercise price by the number of shares with respect to which the share appreciation right is exercised. Any payment by the Company in respect of a share appreciation may be made in cash, shares, other property, or any combination thereof, as the Committee shall determine or, to the extent permitted under the terms of the applicable award agreement, at the election of the grantee.

Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee may grant Restricted Shares to any eligible person in such amounts as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws. The Committee may determine that such conditions and/or restrictions lapse in the event of the grantee’s termination of affiliation to the Company, due to death, disability, or involuntary termination by the Company or a subsidiary without cause (as defined in the Plan). The Committee determines the amount, if any, that a grantee shall pay for the restricted shares. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the grantee shall be deemed to have resold such Restricted Shares to the Company. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture. The Committee may provide that the certificates (if any) for any Restricted Shares shall be held in escrow by the Company until such Restricted Shares become non-forfeitable or are forfeited.

Performance Share Units and Performance Shares. Subject to and consistent with the provisions of the Plan, the Committee may designate an award as intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. The Committee may also make an award of a cash bonus to a participant and designate such award as intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. The Committee sets performance goals which will determine the number or value of the performance units or performance shares that will be paid to the grantee. A Performance Unit has an initial value established by the Committee at the time of grant. A Performance Share has an initial value equal to the Fair Market Value of a Share on the date of grant.

After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. The Committee may reduce or eliminate the amount of the performance compensation Award earned through the use of negative discretion (consistent with Section 162(m) of the Code) if, in its judgment, such reduction or elimination is appropriate. The performance criteria that will be used to establish the performance goal(s) required to be achieved for the vesting of Performance Share Units or Performance Shares shall be based on the attainment of specific levels of performance of the Company and/or one or more affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee.

At the discretion of the Committee, the settlement of performance Share Units or Performance shares may be in cash, shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

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Deferred Shares and Restricted Share Units. Subject to and consistent with the provisions of the Plan, the Committee, may grant deferred shares and/or restricted share units to a participant, in such amount and upon such terms as the Committee shall determine.

Deferred shares. Deferred shares are delivered upon expiration of a deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Internal Revenue Code as specified by the Committee in the award agreement with the grantee. An award of deferred shares may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at certain times or upon the achievement of certain objectives determined by the Committee.

Restricted share units. Delivery of shares subject to a grant of restricted share units occurs upon the expiration of the period during which the restricted share units are subject to a substantial risk of forfeiture.

A participant awarded deferred shares or restricted share units has no voting rights with respect to such deferred shares or restricted share units prior to the delivery of shares in settlement of such deferred shares and/or restricted share units. Unless otherwise determined by the Committee, a grantee has the right to receive dividend equivalents which shall be deemed reinvested in additional deferred shares or restricted share units.

Dividend Equivalents. The Compensation Committee may grant dividend equivalent rights to participants, alone or in conjunction with other awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates.

Bonus Shares. Subject to the terms of the Plan, the Committee may grant bonus shares to any eligible person, upon such terms as the Committee determines.

Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares, as deemed by the Committee to be consistent with the purposes of the Plan, including shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into shares, and awards valued by reference to the value of securities of or the performance of specified Subsidiaries.

Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution, recapitalization, forward or reverse share split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination or repurchase or exchange of shares or other securities or other rights to purchase shares or other securities of the Company, or other similar corporate transaction, in order to prevent dilution or enlargement of the benefits, then the Committee adjust (i) the number and type of shares with respect to which awards may be granted, (ii) the number and type of shares subject to outstanding awards, (iii) the exercise price with respect to any option or share appreciation right or make provision for a cash payment to the holder of an award, and (iv) the number and kind of shares of outstanding restricted shares, or the shares underlying any other form of award.

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Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another entity or a sale of substantially all of the Shares of the Company, unless an outstanding award is assumed by the surviving company or replaced with an equivalent award granted by the surviving company, the Committee will cancel any outstanding awards that are not vested and non-forfeitable as of the consummation of such corporate transaction (unless the Committee accelerates the vesting of any such awards). with respect to any vested and non-forfeitable awards, the Committee may either (i) allow grantees to exercise such awards of options and share appreciation rights within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or share appreciation right that remain unexercised upon consummation of the corporate transaction, or (ii) cancel any or all outstanding awards in exchange for a payment.

Liquidation, Winding-Up or Dissolution of the Company. In the event of liquidation, winding-up or dissolution of the Company, each award will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee. Additionally, the Committee may cause awards to be vested and non-forfeitable and cause any conditions on any such award to lapse and allow all grantees to exercise such awards of options and share appreciation right prior to the consummation of such proposed action. Any awards that remain unexercised upon consummation of such proposed action will be cancelled.

Withholding. The Committee may provide that when taxes under any applicable law are to be withheld in connection with the exercise of an option or share appreciation right, or upon the lapse of restrictions on restricted shares, or upon the transfer of shares, or upon payment of any other benefit or right under the Plan, the grantee may elect to make payment for the withholding of taxes under applicable law.

Amendments and Termination. The Board may at any time amend or discontinue the Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Internal Revenue Code to preserve the qualified status of incentive stock options.

Effective Date of Plan. The Plan was approved by our Board on May 15, 2026. Awards of incentive stock options may be granted under the Plan until July 15, 2036. No other awards may be granted under the Plan after the date that is ten years from the date of stockholder approval.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the 2026 Plan, nor does it describe state or local tax consequences.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

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If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of common stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. We generally will be entitled to a tax deduction in connection with other awards under the Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, our deduction for awards under the Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

APPROVAL REQUIRED AND RECOMMENDATION

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Nevada law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to vote of this Proposal 3 at the Annual Meeting, present in person or by proxy is required for approval of this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE COMPANY’S 2026 EQUITY INCENTIVE PLAN.

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PROPOSAL 4

          APPROVAL OF DESIGNATION AND ISSUANCE OF SERIES B PREFERRED STOCK

Under Section 2.6 of our Amended and Restated  Bylaws (the “Bylaws”)  quorum consists of the presence at the meeting, either attending the meeting in person or by proxy, of the holders of one-third of the shares issued and outstanding  For the purpose of establishing a quorum, broker non-votes and abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote, and count toward the quorum.

Purpose and Necessity of the Quorum-Assisting Series B Preferred Stock

As of the Record Date, a substantial portion of our outstanding Common Stock is held by retail investors through brokerage firms and custodians. Under current brokerage rules, routine and non-routine proposals frequently suffer from a lack of retail engagement, leading to high rates of unvoted shares and broker non-votes.

Under Nevada law, if the percentage of the outstanding voting power required by the Bylaws is not represented in person or by proxy, the Company cannot convene a valid meeting of stockholders to conduct business. Failing to obtain a quorum forces the Company to repeatedly adjourn meetings, incur substantial and repetitive proxy solicitation costs, and delays critical corporate actions.

To mitigate this operational risk, the Board of Directors approved the issuance of shares of Series B Preferred Stock (the “Series B Preferred Stock.”) However, the voting power of the Series B Preferred Stock is strictly restricted, as set forth below. The Certificate of Designation in respect of the Series B Preferred Stock will be filed with the Nevada Secretary of State after the Annual Meeting.

Designation and Number of Shares. The number of authorized shares constituting the Series B Preferred Stock shall be one hundred thousand (100,000) shares.

Dividends and Liquidation. The holders of the Series B Preferred Stock shall not be entitled to receive any dividends or distributions. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of the Series B Preferred Stock shall be entitled to receive only their par value of $0.001 per share before any distribution is made to holders of Common Stock.

Quorum and Voting Rights

Pursuant to NRS 78.320, the shares of Series B Preferred Stock shall be deemed present and entitled to vote at any meeting of the stockholders solely and exclusively for the purpose of establishing a quorum for the transaction of business The Series B Preferred Stock shall possess one hundred million (100,000,000) total votes, which shall be counted toward the aggregate voting power present at the meeting to satisfy the requirements of NRS 78.320(1)(a). However, the holder of the Series B Preferred Stock shall not have the authority to cast votes on any substantive matter, ballot proposal, director election, or transaction presented to the stockholders.

For the avoidance of doubt, the voting power of the Series B Preferred Stock shall be entirely disregarded when calculating the total votes cast "FOR", "AGAINST", or "ABSTAIN" on any substantive corporate action under NRS 78.320(1)(b), ensuring that all corporate actions remain dictated solely by the active holders of our Common Stock.

 APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to be voted on this Proposal 4 at the Annual Meeting, present in person or by proxy is required for approval of this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF DESIGNATION AND ISSUANCE OF THE COMPANY’S SERIES B PREFERRED STOCK.

OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by electronic mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024 IS BEING MAILED ELECTRONICALLY TO STOCKHOLDERS OF RECORD AND IS AVAILABLE ONLINE AT www.cosmoshealthinc.com HEREWITH TO EACH OTHER STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 19, 2026.

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The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,

May 22, 2026	/s/ Grigorios Siokas
Grigorios Siokas
Chief Executive Officer

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EXHIBIT A – COMPANY’S 2026 EQUITY INCENTIVE PLAN

EXHIBIT A

COSMOS HEALTH INC.

2026 OMNIBUS EQUITY INCENTIVE PLAN

COSMOS HEALTH INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JULY 15, 2026 AT 9:00 AM LOCAL TIME

The undersigned hereby appoints Grigorios Siokas and Georgios Terzis, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Cosmos Health Inc., to be held on  July 15, 2026 at 9:00 a.m., at the Company’s U.S. offices at 141 West Jackson Boulevard, Suite 4236, Chicago, Illinois 60604, and at any adjournments or postponements thereof, as follows:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
If you vote by phone, fax or internet, please DO NOT mail your proxy card. Vote by fax Complete the reverse portion of this Proxy Card and Fax to 202-521-3464 Vote by telephone

•	Call toll-free designated number 1-866-752-VOTE(8683). There is NO CHARGE for this call.
•	Follow the instructions provided by the recorded message.

Electronic Voting Instructions

•	Log on to the Internet and go to
https://www.iproxydirect.com/COSM
•	Follow the steps outlined on this secured Web site.

ANNUAL MEETING OF THE STOCKHOLDERS OF COSMOS HEALTH INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☐

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐	☐
	Grigorios Siokas		☐	☐	☐
	Demetrios G. Demetriades		☐	☐	☐	Control ID:
	John J. Hoidas		☐	☐	☐	REQUEST ID:
	Dr. Anastasios Aslidis		☐	☐	☐
	Suhel Bhutawala		☐	☐	☐

Proposal 2		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of the Company’s independent registered public accounting		☐	☐	☐

Proposal 3		→	FOR	AGAINST	ABSTAIN
	Approval of the 2026 Omnibus Equity Incentive Plan		☐	☐	☐

Proposal 4		→	FOR	AGAINST	ABSTAIN
	Approval of designation and issuance of Series B Preferred Stock		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2025 Annual Report on Form 10-K the proxy will be voted (1) “for” the election of each of the nominees for director; (2) ““for” the ratification of the appointment of the Company’s independent registered public accounting (3) “for” the approval of the 2026 Omnibus Equity Incentive Plan and (4) for the approval of designation and issuance of Series B Preferred Stock.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2026

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)